                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2003


                              Hercules Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                          001-00496                        51-0023450
--------------------------------    --------------------------   ------------------------------------
(State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification Number)
        incorporation)


                                 Hercules Plaza
                          1313 North Market Street
                       Wilmington, Delaware 19894-0001
--------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

                               (302) 594-5000
--------------------------------------------------------------------------------
            (Registrant's telephone number, including area code)

Item 12. Disclosure of Results of Operations and Financial Condition.

On May 1, 2003, Hercules Incorporated ("Hercules") reported its first quarter 2003 results. A press release detailing the first quarter 2003 financial performance, dated May 1, 2003, was issued by Hercules and is furnished as an exhibit hereto and incorporated by reference herein.

The press release includes presentations of earnings before interest and taxes ("EBIT") and earnings before interest, taxes, depreciation and amortization ("EBITDA"), both of which are non-GAAP financial measures. EBIT and EBITDA are measures commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between Hercules and other companies. In addition, EBITDA is considered a reasonable approximation of gross cash flow and is one of the measures used for determining debt covenant compliance. Management believes that EBIT and EBITDA information is useful to investors for these reasons.

The table below provides a reconciliation of EBITDA to net cash provided by (used in) operations for the three months ended March 31, 2003 and 2002:

                                                           THREE MONTHS
                                                          ENDED MARCH 31
                                                          2003      2002
                                                          --------------
EBITDA (See Table 1 of press release):                    $ 78      $ 72
Provision for income taxes                                  (8)       (2)
Interest, debt expense and preferred security
  distributions                                            (34)      (51)
Operating cash flows, net                                  (24)      (34)
                                                          ----      ----
Net cash provided by (used in) operations                 $ 12      $(15)
                                                          ====      ====


            (c) Exhibits.


                 99.1 Press Release of Hercules Incorporated dated May 1, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HERCULES INCORPORATED


May 1, 2003                         By:  /s/ Israel J. Floyd
                                         ---------------------------------------
                                         Israel J. Floyd
                                         Corporate Secretary and General Counsel

                                  EXHIBIT INDEX

Number            Exhibit
------            -------
99.1              Press Release of Hercules Incorporated dated May 1, 2003.